SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Asia Pacific Growth Fund
Fiscal period ending:  December 31, 1996
Inception date (if less than 10 years of performance):  May 1,
1995


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,076    N/A          $1,090

T   =  Average Annual
       Total Return               7.58%    N/A          5.32%*

              *Life of fund, if less than 10 years

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Diversified Income Fund
Fiscal period ending: December 31, 1996
Inception date (if less than 10 years of performance):  September
15, 1993


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,073    N/A          $1,213

T   =  Average Annual
       Total Return                7.30%   N/A          6.02%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $3,333,278

Expenses                         $347,779

Reimbursement                    $0

Average shares                   43,253,815

NAV                              $11.27

Yield at NAV                     7.39%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Global Asset Allocation Fund
Fiscal period ending:  December 31, 1996
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,140    $1,637       $2,290


T   =  Average Annual
       Total Return              14.02%    10.36%        9.74%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $2,315,626

Expenses                         $636,626

Reimbursement                    $0

Average shares                   42,961,741

NAV                              $17.25

Yield at NAV                     2.73%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Global Growth Fund
Fiscal period ending:  December 31, 1996
Inception date (if less than 10 years of performance):  May 1,
1990


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,156    $1,651       $1,729

T   =  Average Annual
       Total Return              15.58%     10.55%      8.56%*

              *Life of fund, if less than 10 years

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Growth and Income Fund
Fiscal period ending:  December 31, 1996
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,202    $1,956       $3,270

T   =  Average Annual
       Total Return              20.22%    14.36%       14.21%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $14,648,706

Expenses                         $2,733,028

Reimbursement                    $0

Average shares                   221,331,767

NAV                              $24.56

Yield at NAV                     2.64%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT High Yield Fund
Fiscal period ending:  December 31, 1996
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,112    $1,754       $2,268


T   =  Average Annual
       Total Return              11.24%    11.89%       9.62%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $5,611,406

Expenses                         $516,807

Reimbursement                    $0

Average shares                   58,357,013

NAV                              $12.96

Yield at NAV                     8.22%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Money Market Fund
Fiscal periods ending: December 31, 1996
Inception date (if less than 10 years of performance):  February
1, 1988




7 DAY YIELD FORMULA - DIVIDENDS DECLARED FOR LAST 7 DAYS / 7 *365


TOTAL DIVIDENDS DECLARED
PER SHARE FOR LAST 7 DAYS:

7 DAY YIELD =                    4.95%


CALCULATION OF 7 DAY EFFECTIVE YIELD

                         7 DAY YIELD          ^52.142857
                   ( 1 + --------------------)           -1
                          (100 * 52.142587)

7 DAY EFFECTIVE YIELD = 5.08%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT New Opportunities Fund
Fiscal period ending:  December 31, 1996
Inception date (if less than 10 years of performance):  May 2,
1994


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000      N/A        $1,000

ERV =  Ending Redeemable Value   $1,086      N/A        $1,663

T   =  Average Annual
       Total Return               8.64%      N/A        21.00%*

              *Life of fund, if less than 10 years

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT U.S. Government and High Quality Bond Fund
Fiscal period ending:  December 31, 1996
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,010    $1,331       $1,863


T   =  Average Annual
       Total Return               0.99%     5.89%       7.22%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $4,213,733

Expenses                         $460,731

Reimbursement                    $0

Average shares                   58,896,984

NAV                              $13.21

Yield at NAV                     5.86%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Utilities Growth and Income Fund
Fiscal period ending:  December 31, 1996
Inception date (if less than 10 years of performance):  May 4,
1992


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,142    N/A          $1,607

T   =  Average Annual
       Total Return              14.19%    N/A          10.69%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $2,326,757

Expenses                         $468,092

Reimbursement                    $0

Average shares                   44,212,608

NAV                              $14.80

Yield at NAV                     3.43%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Voyager Fund
Fiscal period ending:  December 31, 1996
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,114    $1,961       $3,623

T   =  Average Annual
       Total Return              11.40%     14.42%      15.52%*

              *Life of fund, if less than 10 years